Pluristem Announces a Reverse Stock Split in Conjunction with Its Application for Listing on the NASDAQ Capital Market

NEW YORK-- (BUSINESS WIRE)--Pluristem Life Systems, Inc. (OTCBB:PLRS.OB - DAX: PJT), a bio-therapeutics Company dedicated to the commercialization of non-personalized (allogeneic) cell therapy products for a variety of malignant, degenerative and auto-immune indications, announced today that it intends to effect a 200 to 1 reverse stock split in conjunction with an application, previously filed, to list its shares on the NASDAQ Capital Market.

Mr. Zami Aberman, Pluristem’s President and CEO commented, “The NASDAQ application is part of our strategy to strengthen Pluristem’s financial position, broadening the availability of our stock to both institutional and individual investors”.

About Pluristem

Pluristem Life Systems, Inc. is a Company dedicated to the commercialization of non-personalized (allogeneic) stem cell therapy products for the treatment of numerous severe degenerative, malignant and autoimmune disorders. The Company's first product, PLX-I, is directed at resolving the global shortfall of matched tissue for bone marrow transplantation (BMT) by improving the engraftment of hematopoietic stem cells (HSCs) contained in umbilical cord blood (UCB).

Pluristem's products are derived from mesenchymal stromal cells (MSCs) obtained from the placenta and are not embryonic stem cells. They are expanded in the Company's proprietary PluriXTM 3D bioreactor that imitates the natural microstructure of bone marrow and does not require supplemental growth factors, cytokines or other exogenous materials. Pluristem believes the resultant expanded cells, termed PLX cells, are multi-potent and able to differentiate into a variety of cell types as well as being immune-privileged to protect the recipient from immunological reactions that often accompany transplantation.

Pluristem has offices in the USA with research and manufacturing facilities in Israel. www.pluristem.com

Safe Harbor Statement

This press release contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 and federal securities laws. These forward-looking statements are based on the current expectations of the management of Pluristem only, and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. For example, when we speak about our planned reverse stock split and our application to list our shares on the Nasdaq Capital Market, we are using forward-looking statements. We may not be approved for listing on Nasdaq. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: changes in technology and market requirements; our technology may not be validated as we progress further and our methods may not be accepted by the scientific community; we may be unable to retain or attract key employees whose knowledge is essential to the development of our products; unforeseen scientific difficulties may develop with our process; results in the laboratory may not translate to equally good results in real surgical settings; our patents may not be sufficient ;our products may harm recipients; changes in legislation; inability to timely develop and introduce new technologies, products and applications; loss of market share and pressure on pricing resulting from competition, which could cause the actual results or performance of Pluristem to differ materially from those contemplated in such forward-looking statements. Except as otherwise required by law, Pluristem undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. For a more detailed description of the risk and uncertainties affecting Pluristem, reference is made to Pluristem's reports filed from time to time with the Securities and Exchange Commission.

For more information visit our website at www.pluristem.com, the content of which is not part of this press release.

Contact:
Pluristem Life Systems
William Prather, 303-883-4954
Sr. VP Corporate Development
bill@pluristem.com
or
Yaky Yanay, 972-74-710-7171
VP Finance and CFO
yaky@pluristem.com
or
CEOcast
Michael Wachs, 212-732-4300
mwachs@ceocast.com

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Source: Pluristem Life Systems, Inc.